UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

Elevai Labs Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to Vote of Security Holders.

On December 4, 2025, PMGC Holdings Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”). Shareholders of record for the Company’s common stock, par value $0.0001 per share (“Common Stock” and Series B Preferred Stock, par value $0.0001 per share (“Series B Preferred Stock”) as of the close of business on October 10, 2025 were entitled to vote at the Annual Meeting. According to the certified tabulation of votes provided by Broadridge Financial Solutions, Inc. (the appointed Inspector of Elections), a total of 6,652,099 shares of Common Stock and Series B Preferred Stock, in the aggregate, represented in person or by proxy at the Annual Meeting, representing 93.46% of the 7,116,995 total outstanding shares of the Company entitled to vote. A quorum was therefore present.

The matters voted upon at the Annual Meeting and the final voting results, as certified by Broadridge, were as follows:

Proposal 1: Five directors were nominated for election to serve until the next annual meeting and until their successors are duly elected and qualified. Each nominee was elected. The voting results for each director were:

Braeden Lichti

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,389,962	1,208	1,789	259,140

Graydon Bensler

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,390,076	1,094	1,789	259,140

George Kovalyov

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,389,975	1,195	1,789	259,140

Juliana Daley

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,389,869	1,194	1,896	259,140

Jeffrey Parry

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,389,911	1,259	1,789	259,140

The votes cast in favor of each director nominee represented 99.98% of the votes cast.

Proposal 2: Shareholders were asked to ratify the appointment of HTL International, LLC as the Company’s independent registered public accounting firm for the fiscal year. The proposal was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,642,970	9,055	74

The votes cast in favor of Proposal 2 represented 99.86% of the votes cast.

Proposal 3: Shareholders considered a proposal to approve the potential adjournment of the Annual Meeting to solicit additional proxies if required. The proposal was approved.*

FOR*	AGAINST	ABSTAIN	BROKER NON-VOTE
6,631,727	15,021	5,351	-----

*	The votes cast in favor of Proposal 3 represented 99.77% of the votes cast. Despite the shareholders’ approval of Proposal 3, the Company will not be adjourning the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2025

PMGC Holdings Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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